UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Allegheny Technologies Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	C 1234567890
Online Go to www.envisionreports.com/ati or scan the QR code – login details are located in the shaded bar below.

Notice of Annual Meeting of Stockholders

Important Notice Regarding the Availability of Proxy Materials for the

ATI Inc. (“ATI”) 2023 Annual Meeting of Stockholders (“2023 Annual Meeting”)

to be Held on Thursday, May 11, 2023

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for ATI’s 2023 Annual Meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the 2023 Annual Meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and ATI’s 2022 Annual Report to Stockholders are available at:

www.envisionreports.com/ati

Easy Online Access – View your proxy materials and vote.

Step 1:    Go to www.envisionreports.com/ati.

Step 2:    Click on Cast Your Vote or Request Materials.

Step 3:    Follow the instructions on the screen to log in.

Step 4:    Make your selections as instructed on each screen for your delivery preferences.

Step 5:    Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 27, 2023 to facilitate timely delivery.

∎ 2 N O T	C O Y

03RMUC

Notice of Annual Meeting of Stockholders

The 2023 Annual Meeting of the Stockholders of ATI Inc. (“ATI”) will be held on Thursday, May 11, 2023 at 11:30 a.m. Central Time, virtually via the internet at meetnow.global/MU59LJX. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 3 and 4 and for every 1 YEAR on Proposal 2:

1.	Election of Directors:
01 - J. Brett Harvey
02 - James C. Diggs
03 - David J. Morehouse
2.	Advisory vote on the frequency of holding an advisory vote on executive compensation
3.	Advisory vote to approve the compensation of our named executive officers
4.	Ratification of the selection of Ernst & Young LLP as our independent auditors for 2023

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
If you request an email copy, you will receive an email with a link to the current meeting materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.
– Internet – Go to www.envisionreports.com/ati. Click Cast Your Vote or Request Materials.
– Phone – Call us free of charge at 1-866-641-4276.

–   Email – Send an email to investorvote@computershare.com with “Proxy Materials ATI Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 27, 2023.